UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 10, 2017

Liberty Global plc
(Exact Name of Registrant as Specified in Charter)

England and Wales	001-35961	98-1112770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

Griffin House, 161 Hammersmith Rd, London, United Kingdom
W6 8BS
(Address of Principal Executive Office)

+44.208.483.6449 or 303.220.6600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Virgin Media Bristol LLC (the “US Borrower”) and Virgin Media SFA Finance Limited (the “Borrower”) have entered into the financing described below by way of additional facilities drawn under the senior facilities agreement originally dated June 7, 2013 as amended from time to time (the “Senior Facilities Agreement”). The US Borrower is an indirect wholly-owned subsidiary of Virgin Media Investment Holdings Limited (the “Company”) and the Borrower is a direct wholly-owned subsidiary of the Company. The Company is an indirect wholly-owned subsidiary of Virgin Media Inc., and Virgin Media Inc. is an indirect wholly-owned subsidiary of Liberty Global plc. The Company, together with other subsidiaries of Virgin Media Inc., is a party to the Senior Facilities Agreement.

On November 10, 2017, the Company, the US Borrower and The Bank of Nova Scotia as facility agent, among others, entered into a $3.4 billion additional facility accession deed (the “Facility K Accession Deed”) pursuant to the Senior Facilities Agreement. Under the terms of the Facility K Accession Deed, certain lenders have agreed to provide a $3.4 billion term loan facility (“Facility K”) to the US Borrower, which amounts are to be issued with original issue discount of 0.25%. The final maturity date for Facility K will be January 15, 2026. Facility K will bear interest at a rate of LIBOR plus 2.50% per annum subject to a LIBOR floor of 0%. Facility K can be utilized by the US Borrower for its general corporate purposes and working capital purposes including the repayment or prepayment of existing indebtedness and the payment of fees and expenses in connection with Facility K or other transactions related thereto.

The net proceeds from Facility K, together with a portion of the net proceeds from Facility L and Facility M (each as defined below), will be used to prepay in full Facility I under the Senior Facilities Agreement and fees, costs and expenses related to such refinancing.

On November 10, 2017, the Company, the Borrower and The Bank of Nova Scotia as facility agent, among others, entered into a £400.0 million ($527.8 million at the November 10, 2017 exchange rate) additional facility accession deed (the “Facility L Accession Deed”) pursuant to the Senior Facilities Agreement. Under the terms of the Facility L Accession Deed, certain lenders have agreed to provide a £400.0 million term loan facility (“Facility L”) to the Borrower, which amounts are to be issued at par. The final maturity date for Facility L will be January 15, 2027. Facility L will bear interest at a rate of LIBOR plus 3.25% per annum subject to a LIBOR floor of 0%. Facility L can be utilized by the Borrower for its general corporate purposes and working capital purposes including the repayment or prepayment of existing indebtedness and the payment of fees and expenses in connection with Facility L or other transactions related thereto.

On November 10, 2017, the Company, the Borrower and The Bank of Nova Scotia as facility agent, among others, entered into a £500.0 million ($659.8 million at the November 10, 2017 exchange rate) additional facility accession deed (the “Facility M Accession Deed”) pursuant to the Senior Facilities Agreement. Under the terms of the Facility M Accession Deed, certain lenders have agreed to provide a £500.0 million term loan facility (“Facility M”) to the Borrower, which amounts are to be issued with original issue discount of 0.25%. The final maturity date for Facility M will be November 15, 2027. Facility M will bear interest at a rate of LIBOR plus 3.25% per annum subject to a LIBOR floor of 0%. Facility M can be utilized by the Borrower for its general corporate purposes and working capital purposes including the repayment or prepayment of existing indebtedness and the payment of fees and expenses in connection with Facility M or other transactions related thereto.

The net proceeds from Facility L and Facility M will be used to (i) prepay in full Facility J under the Senior Facilities Agreement, (ii) prepay in part Facility I under the Senior Facilities Agreement and (iii) pay fees, costs and expenses related to such refinancing transactions.

The Facility K Accession Deed, the Facility L Accession Deed and the Facility M Accession Deed provide that the lenders under Facility K, Facility L and Facility M (as applicable) consent to the amendments to the covenants and other provisions of the Senior Facilities Agreement and the Finance Documents (as defined in the Senior Facilities Agreement) outlined in the Facility K Accession Deed, the Facility L Accession Deed and the Facility M Accession Deed (as applicable) (including in the schedules thereto). Once the consent of the requisite lenders is obtained under the Senior Facilities Agreement, such amendments may be implemented at the election of the Company.

The foregoing descriptions of Facility K, Facility L and Facility M and the transactions contemplated thereby are not complete and are subject to and qualified in their entirety by reference to the Facility K Accession Deed, a copy of which is attached hereto as Exhibit 4.1, the Facility L Accession Deed, a copy of which is attached hereto as Exhibit 4.2 and the Facility M Accession Deed, a copy of which is attached hereto as Exhibit 4.3.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Exhibit Name
4.1
Additional K Facility Accession Deed dated November 10, 2017, between Virgin Media Investment Holdings Limited as the Company, Virgin Media Bristol LLC as the Borrower, The Bank of Nova Scotia as the Facility Agent and The Bank of Nova Scotia as Additional K Facility Lender.

4.2
Additional L Facility Accession Deed dated November 10, 2017, between Virgin Media Investment Holdings Limited as the Company, Virgin Media SFA Finance Limited as the Borrower, The Bank of Nova Scotia as the Facility Agent and The Bank of Nova Scotia as Additional L Facility Lender.

4.3
Additional M Facility Accession Deed dated November 10, 2017, between Virgin Media Investment Holdings Limited as the Company, Virgin Media SFA Finance Limited as the Borrower, The Bank of Nova Scotia as the Facility Agent and The Bank of Nova Scotia as Additional M Facility Lender.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL PLC

By:	/s/ RANDY L. LAZZELL
Randy L. Lazzell
Vice President

Date: November 16, 2017

4